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                                                                    EXHIBIT 10.4

                           NCI BUILDING SYSTEMS, INC.

                                STOCK OPTION PLAN

                 [AMENDED AND RESTATED AS OF DECEMBER 14, 2000]


         On April 11, 1989, the Board of Directors of NCI Building Systems, Inc. (then named National Components Incorporated), a Delaware corporation (the "Company"), adopted the Nonqualified Stock Option Plan (the "Plan"). The Company subsequently amended the Plan from time to time.

         On December 12, 1996, the Board of Directors of the Company amended and restated the Plan in its entirety to, among other things, increase the number of shares of Common Stock that may be made the subject of options under the Plan, set forth the terms for the automatic grant of options to Non-Employee Directors, extend the term of the Plan and provide that stockholder approval of any amendments to the Plan shall not be required except for an amendment that would increase the number of securities that may be issued under the Plan. The Company subsequently amended the Plan, as amended and restated as of December 12, 1996, from time to time.

         On December 14, 2000, the Board of Directors of the Company amended and restated the Plan in its entirety to, among other things, increase the number of shares of Common Stock that may be made the subject of options under the Plan and provide for the granting of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

         The Plan, as so amended and restated on December 14, 2000, is as follows:

         1. PURPOSE. The purpose of the Plan is to provide certain Key Employees and consultants (i.e., persons who provide management or consulting services) of the Company and the Non-Employee Directors with a proprietary interest in the Company through the granting of Options which will

                  (a) increase the interest of the Key Employees, consultants, and Non-Employee Directors in the Company's welfare;

                  (b) furnish an incentive to the Key Employees, consultants, and Non-Employee Directors to continue their services for the Company; and

                  (c) provide a means through which the Company may attract able persons to enter its employ or to provide management and consulting services to the Company or to serve as Non-Employee Directors.

         2. ADMINISTRATION. The Plan will be administered and interpreted by the Board. The Board may delegate to any Committee or Committees of the Board the power and authority to grant Options to any or all classes of Key Employees of the Company and to administer and interpret the Plan as its relates to such Key Employees and any Options granted to them.



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         3. PARTICIPANTS. The Board may from time to time select the particular
Key Employees of and consultants to the Company and its Subsidiaries to whom Options are to be granted, and who will, upon such grant, become Participants in the Plan. Each Non-Employee Director of the Company shall be granted an Option under the Plan from time to time as provided herein and, upon the initial grant of an Option, will become a Participant in the Plan. The Board has the authority, in its complete discretion, to grant Options to Participants. A Participant may be granted more than one Option under the Plan, and Options may be granted at any time or time during the term of the Plan.

         4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an Employee who owns more than 10% of the voting power of all classes of stock of the Company or its Subsidiaries. This limitation will not apply if the Option price is at least 110% of the fair market value of the Common Stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

         5. SHARES SUBJECT TO PLAN. After December 14, 2000, the Board may grant Options under the Plan for not more than 1,427,694 shares of Common Stock. Options may not be granted to any Participant for more than 200,000 shares of Common Stock. These numbers may be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be reoffered under the Plan.

         6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any Employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under the Plan and all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an Employee only for the calendar year such stock is first purchasable under the terms of the Incentive Option.

         7. GRANT OF OPTIONS; ALLOTMENT OF SHARES.

                  (a) The Board is authorized to grant Incentive Options, Nonqualified Options, or a combination of both under the Plan; however, Incentive Options may be granted only to Employees. The Board shall determine the number of shares of Common Stock to be offered from time to time by grant of Options to Key Employees of or consultants to the Company or its Subsidiaries. The grant of an Option to a Key Employee or consultant shall not be deemed either to entitle the Key Employee or consultant to, or to disqualify the Key Employee or consultant from, participation in any other grant of Options under the Plan.



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                  (b) On the date of his or her initial election or appointment to the Board, a Non-Employee Director shall be granted a Nonqualified Option to purchase 5,000 shares of Common Stock. Beginning on December 15, 2000 and on each June 15th and December 15th thereafter, each Non-Employee Director who shall have served at least six months on that date shall be granted a Nonqualified Option to purchase that number of whole shares of Common Stock having a fair market value equal to (i) $30,000 if the Non-Employee Director is the Chairman of any committee of directors appointed by the Board or (ii) $25,000 if the Non-Employee Director does not serve as the Chairman of any committee of directors appointed by the Board. Fractional shares subject to the Nonqualified Option shall be rounded to the nearest full shares. Fractional shares of 0.5 shall be rounded upward.

         8. OPTION AGREEMENTS. Options granted pursuant to the Plan shall be evidenced by Option Agreements containing such terms and provisions as are approved by the Board, but not inconsistent with the Plan, including provisions that may be necessary to assure that any Option that is intended to be an Incentive Option will comply with Section 422 of the Code. The Company shall execute Option Agreements upon instructions from the Board.

         9. OPTION PRICE.

                  (a) With respect to Options granted to Key Employees or consultants, the Option price shall be not less than 100% of the fair market value per share of the Common Stock (or 110% of such amount as required by Section 4) on the date the Option is granted. The Board shall determine the fair market value of the Common Stock, and shall set forth the determination in its minutes, using any reasonable valuation method. Unless the Board determines that another valuation method should be used for a particular grant, the fair market value of the Common Stock shall be deemed to be the last sale price of the Common Stock on the major securities exchange or market on which it is traded on the last trading day immediately preceding the date of grant of the Option.

                  (b) With respect to Nonqualified Options granted to Non-Employee Directors, the Option price shall be equal to 100% of the fair market value per share of the Common Stock on the date of grant of that Option, which for these purposes shall be deemed to be the last sale price of the Common Stock on the major securities exchange or market on which it is traded on the last trading day immediately preceding the date of grant.

         10. OPTION PERIOD; VESTING.

                  (a) The Option Period for any Option granted to a Key Employee or consultant will begin on the date the Option is granted, which will be the date the Board authorizes the Option unless the Board specifies a later date. No Option may terminate later than ten years (or five years as required by Section
4) from the date the Option is granted. The Board may provide for the Options to vest and become exercisable in installments and subject to the provisions hereof, upon such other terms, conditions and restrictions as it may determine. The Board may provide for earlier termination of the Option and the Option Period in the case of termination of the employment or consulting relationship, or for any other reason. If the Key



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Employee or consultant dies or becomes permanently disabled (as determined in the sole discretion of the Board) while serving in the employment of or as a consultant to the Company or retires from such employment or consulting relationship at or after Normal Retirement Age, or if there occurs a Change in Control, then 100% of the shares subject to his or her Options will become vested and will be available thereafter for purchase during the Option Period.

                  (b) The Option Period for Options granted to a Non-Employee Director will begin on the date the Option is granted and will terminate on the earlier of (i) the tenth anniversary of the date of grant; (ii) the 30th day after the Non-Employee Director is no longer a director of the Company for a reason other than death, permanent disability (as determined in the sole discretion of the Board) or retirement at or after the Normal Retirement Age; or
(iii) one year after death or permanent disability (as determined in the sole discretion of the Board) of the Non-Employee Director or after his or her retirement as a director of the Company at or after the Normal Retirement Age. On the anniversary of the date of grant of each such Option, 25% of the shares subject to the Option will become vested and will be available thereafter for purchase during the Option Period, provided that from the date of grant through such vesting date the Non-Employee Director had served continuously as a director of the Company. If the Non-Employee Director dies or becomes permanently disabled (as determined in the sole discretion of the Board) while serving as a director of the Company or retires as a director of the Company at or after Normal Retirement Age, or if there occurs a Change in Control, then 100% of the shares subject to the Option will become vested and will be available thereafter for purchase during the Option Period.

         11. RIGHTS OF ESTATE OR BENEFICIARIES IN EVENT OF DEATH. If a Participant dies prior to termination of his or her right to exercise an Option in accordance with the provisions of the Plan or his or her Option Agreement without having totally exercised the Option, the Option may be exercised during the remainder of the Option Period by the Participant's estate or by the person who acquired the right to exercise the Option by bequest or by reason of the death of the Participant, either pursuant to the laws of descent and distribution or by beneficiary designation; however, the Option must be exercised prior to the date of expiration of the Option Period or one year from the date of the Participant's death, whichever first occurs. The Participant may designate a beneficiary to exercise an Option pursuant to this Section 11 in the event of his or her death on a form designated by the Board for such purpose.

         12. PAYMENT. Full payment for shares of Common Stock purchased upon exercising an Option shall be made in cash or by check at the time of exercise, or on such other terms as are set forth in the applicable Option Agreement. The Board may permit a Participant exercising an Option to simultaneously exercise the Option and sell a portion of the shares acquired, pursuant to a brokerage or similar arrangement approved in advance by the Board, and use the proceeds from the sale as payment of the Option price of the Common Stock being acquired by exercise of the Option. In addition, the Participant shall tender payment of the amount as may be requested by the Company, if any, for the purpose of satisfying its statutory liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an Option. No shares may be issued until full payment of the purchase price therefor



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has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him or her.

         13. EXERCISE OF OPTION. Unless otherwise provided in this Plan, all Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable Option Agreements. In no event may an Option be exercised or shares be issued pursuant to an Option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been taken or secured.

         14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding Option granted under the Plan (including those held by Non-Employee Directors), and the Option prices thereof, may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. The number of shares to be made the subject of an initial grant and annual grants to Non-Employee Directors, as set forth in Section 7 hereof, shall not be adjusted for any stock dividend or stock split that may occur prior to the grant, but shall be adjusted to reflect any share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company that occurs prior to the grant, in the same manner as outstanding Options held by all Participants are adjusted by the Board. If a Change of Control shall occur, the holder of an Option will be entitled to receive upon exercise of his or her Option, for the aggregate exercise price payable upon exercise of his or her Option and in lieu of the Common Stock or other consideration otherwise issuable to him or her upon exercise of the Option, the same kind and amount of securities or assets as may be distributable, in or pursuant to the transaction or transactions resulting in the Change of Control, to a holder of the same number of outstanding shares of Common Stock as the number of shares of Common Stock that are subject to the Option immediately prior to such transaction or transactions.

         15. TAX WITHHOLDING. The Board may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal income taxes or other taxes with respect to the exercise of any Option granted under the Plan. Such rules and procedures may provide that in the case of the exercise of a Nonqualified Option, the withholding obligation shall be satisfied by the Company withholding shares of Common Stock otherwise issuable upon exercise of such Option in an amount equal to the statutory prescribed minimum withholding applicable to the ordinary income resulting from the exercise of that Nonqualified Option.

         16. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution or by a beneficiary designation made by the Participant. Except in the case of the death or disability of a Participant, Options granted to a Participant may be exercised only by the Participant.



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         17. INTERPRETATION. The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

         18. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the number of securities that may be issued under the Plan or (b) materially modify the requirements of eligibility for participation by Employees in the Plan must be approved by the stockholders of the Company.

         19. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any officer, Employee, consultant or director any right to be granted an Option to purchase Common Stock or any other rights except as may be evidenced by the Option Agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein and in the Plan. The existence of the Plan and the Options granted hereunder shall not affect in any way the right of the Board, the Committee or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, or shares of preferred stock ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding. Nothing contained in the Plan or in any Option Agreement shall confer upon any Employee, director or consultant any right to
(i) continue in the employ of the Company or any of its Subsidiaries, or continue as a director or consultant of the Company or any of its Subsidiaries or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate his or her employment, directorship or consultant relationship at any time.

         20. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on December 13, 2010. The Board may not grant Options under the Plan after that date, but Options granted before that date will continue to be effective in accordance with their terms.

         21. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" means any sale of substantially all of the assets of the Company, or any merger, consolidation or corporate reorganization of the Company, or any tender offer or exchange offer for stock of the Company, as a result of which the holders of Common Stock of the Company immediately prior to the consummation of such transactions or series of transactions own or could own capital stock representing less than 50.1% of the equity or less than 50.1% of the voting power of all classes of stock of the surviving, resulting or purchasing corporation that is outstanding immediately following the consummation thereof.



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                  (c) "Code" means the Internal Revenue Code of 1986, as
amended.

                  (d) "Committee" means any committee of the Board to which it has delegated the power and authority to grant options to any or all classes of key employees of the Company and to administer and interpret the Plan as its relates to such employees or consultants and any options granted to them.

                  (e) "Common Stock" means the Company's Common Stock, $.01 par value, which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                  (f) "Employee" means an individual who is employed, within the meaning of Section 3401 of the Code, by the Company or by a Subsidiary. The Board shall determine when an Employee's period of employment terminates and when such period of employment is deemed to be continued during an approved leave of absence.

                  (g) "Incentive Option" means an Option granted under the Plan which meets the requirements of Section 422 of the Code.

                  (h) "Key Employee" means any Employee of the Company or a Subsidiary whose performance and responsibilities are determined by the Board to have a direct and significant effect on the performance of the Company and its Subsidiaries.

                  (i) "Non-Employee Director" means an independent director who:

                           (1) Is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary;

                           (2) Does not receive compensation, either directly or indirectly, from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which the disclosure would be required under the Securities Acts;

                           (3) Does not possess an interest in any other transaction for which disclosure would be required under the Securities Acts; and

                           (4) Is not engaged in a business relationship for which disclosure would be required pursuant to the Securities Acts.

                  (j) "Nonqualified Option" means an Option granted under the Plan which is not intended to be an Incentive Option.

                  (k) "Normal Retirement Age" means the age established by the Board from time to time as the normal age for retirement of a director or Employee, as applicable. In the



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absence of a determination by the Board, the Normal Retirement Age for all
Participants shall be deemed to be 65 years of age.

                  (l) "Option Agreement" means, with respect to each Option granted to a Participant, the signed written agreement between the Participant and the Company setting forth the terms and conditions of the Option.

                  (m) "Option Period" means the period beginning on the date of grant of an Option and terminating on the last day an Option may be exercised, as provided in the Plan or, if applicable, the related Option Agreement.

                  (n) "Participant" means an individual to whom an Option has been granted under the Plan.

                  (o) "Plan" means the NCI Building Systems, Inc. Stock Option Plan, as amended and restated as of December 14, 2000, as hereafter amended from time to time.

                  (p) "Securities Acts" means the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the regulations issued thereunder.

                  (q) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.



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